UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2020

Talend S.A.

(Exact name of registrant as specified in its charter)

France	001-37825	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9, rue Pages
Suresnes, France	92150
(Address of principal executive offices)	(Zip Code)

+33 (0) 1 4 6 25 06 00

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of exchange on which registered
American Depositary Shares, each representing one ordinary share, nominal value €0.08 per share	TLND	The NASDAQ Stock Market LLC
Ordinary shares, nominal value €0.08 per share*		The NASDAQ Stock Market LLC*

*  Not for trading, but only in connection with the listing of the American Depositary Shares on the NASDAQ Stock Market LLC.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition.

On January 9, 2020, Talend S.A. (the “Company”) issued a press release announcing preliminary unaudited estimates for the fourth quarter ended December 31, 2019. A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference.

The information in this current report on Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Michael Tuchen as Chief Executive Officer

On January 9, 2020, the Company announced that Michael Tuchen resigned as the Company’s Chief Executive Officer (“CEO”), effective as of January 8, 2020 (the “Effective Date”). Mr. Tuchen will continue to serve on the Company’s Board of Directors (the “Board”) following the Effective Date. The current term of Mr. Tuchen’s board seat expires at the Company’s annual general meeting of its shareholders in 2022 (the “Board Term”). Mr. Tuchen’s resignation as CEO is not the result of any material disagreement with the Company relating to the Company’s operations, policies or practices.

In connection with his resignation as CEO, Mr. Tuchen executed a separation agreement and release on January 8, 2020 (the “Tuchen Agreement”). The Tuchen Agreement provides that Mr. Tuchen’s Company equity awards will continue to vest, settle, and become exercisable, as applicable, on the same future vesting and settlement dates that apply to such equity awards as of immediately prior to the Effective Date through the end of the Board Term, subject to Mr. Tuchen’s continued service. In addition, Mr. Tuchen’s vested and outstanding Company stock options will remain exercisable through the date that is 12 months following the end of the Board Term, subject to earlier termination upon a change in control or similar transaction as defined in the applicable equity plan, but in no event longer than the original 10-year maximum term of the option.

Under the Tuchen Agreement, Mr. Tuchen is entitled to the following severance payments and benefits: (1) a lump sum cash payment equal to $365,000, which represents 100% of his annual base salary; (ii) the achieved amount of Mr. Tuchen’s fiscal 2019 annual bonus, which will be based on the Board’s assessment of the achievement of previously established 2019 annual bonus plan performance objectives; and (iii) reimbursement of the COBRA premiums of Mr. Tuchen and his dependents for up to 12 months following the Separation Date, subject to Mr. Tuchen timely electing COBRA continuation coverage. The Tuchen Agreement also includes, among other terms, a general release of claims in favor of the Company and certain other parties, continued confidentiality obligations by Mr. Tuchen, and a mutual nondisparagement provision.

The foregoing description of Mr. Tuchen’s separation compensation and the terms and conditions of his separation are qualified in their entirety by the full text of the Tuchen Agreement, which will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the most recently completed fiscal year to be filed with the Securities and Exchange Commission.

Resignation of Nanci Caldwell as Director

On January 8, 2020, Nanci Caldwell resigned from her position as a member of the Board of the Company. Ms. Caldwell was a member of the Company’s compensation committee and nominating and governance committee.

Ms. Caldwell was appointed a member of the Company’s Board in February 2017. Ms. Caldwell’s resignation is not the result of any material disagreement with the Company relating to the Company’s operations, policies or practices.

Appointment of Christal Bemont as New Chief Executive Officer and Director

The Board appointed Christal Bemont as the Company’s CEO effective as of the Effective Date. Additionally, the Board appointed Ms. Bemont to serve as a member of the Board, effective as of the Effective Date. As required by French law, Ms. Bemont will stand for ratification at the Company’s 2020 annual general meeting and upon ratification of her appointment at such meeting, Ms. Bemont will hold office until the Company’s 2021 annual general meeting. Ms. Bemont will fill the Board seat vacated by Ms. Caldwell.

Ms. Bemont, age 49, joins the Company from SAP Concur, where she most recently served as Chief Revenue Officer (“CRO”). Prior to her role as CRO of SAP Concur, Ms. Bemont held other executive roles at SAP Concur, including Senior Vice President and General Manager of Small, Midsized, and National business units from January 2015 to April 2019 and Vice President of Sales from January 2013 to January 2015.

In connection with her appointment as CEO, Ms. Bemont signed an offer letter (the “Offer Letter”) that provides for a starting annual base salary of $500,000 and a target annual performance-based bonus opportunity of $500,000, subject to the terms of the Company’s bonus plan then in effect for Company senior executives. For fiscal 2020, Ms. Bemont will be entitled to a minimum annual bonus equal to 100% of her target annual bonus opportunity, which will be paid in four quarterly installments ($125,000 per quarterly installment), and Ms. Bemont will have the opportunity to earn amounts in excess of the target bonus based on achievement of the 2020 performance goals. For fiscal 2021, Ms. Bemont’s target bonus will be payable quarterly, to the extent of the achievement of the performance goals established by the Board for 2021, with the achievement assessed by the Board.

The Offer Letter provides for the grant of equity awards to acquire ordinary shares of the Company under the Company’s 2019 Free Share Plan or its successor. Such equity awards include an initial grant of restricted stock units (“RSUs”) having an aggregate fair value of $3,000,000 (the “Sign-On Award”). The RSUs will vest on the two-year anniversary of the 15th day of the month occurring in or following the month of the grant date, subject to Ms. Bemont’s continued employment through such date. The Offer Letter also provides that Ms. Bemont will receive a 2020 annual grant having an aggregate fair value of $7,000,000 (the “2020 Annual Award”), to be divided equally between RSUs and performance-based restricted stock units (“PSUs”). The 2020 Annual Award will be granted at the same time as 2020 annual awards are made to the Company’s other senior executives. 40% of the 2020 Annual Award will vest on the 2-year anniversary of the 15th day of the month occurring in or following the month of the grant date and the remaining portion of the award will vest in equal quarterly installments thereafter for an additional eight quarters, subject to Ms. Bemont’s continued employment through such dates, and with respect to PSUs, only to the extent that the applicable performance metrics are achieved, as determined by the Board. The value of the Sign-On Award and 2020 Award will be converted into a number of RSUs based upon the 10-day average closing price of an ordinary share of the Company (represented in an American Depository Share) calculated as of the day prior to the applicable grant date.

Under the Offer Letter, Ms. Bemont also is entitled to receive a one-time new hire grant of 66,613 RSUs and 66,613 PSUs (collectively, the “New Hire Award”). 55% of the New Hire Award will vest on the two-year anniversary of the 15th day of the month occurring in or following the month of the grant date and the remaining portion of the grant will vest in equal quarterly installments thereafter for an additional six quarters, subject to Ms. Bemont’s continued employment through such dates, and with respect to PSUs, only to the extent that the applicable performance metrics are achieved, as determined by the Board.

Ms. Bemont is also entitled to (i) a lump sum cash bonus of $75,000, less applicable tax withholding, to facilitate the relocation of Ms. Bemont and her family to the San Francisco Bay Area, to be repaid on a pro-rated basis if, within one year from her start date, Ms. Bemont voluntarily terminates her employment, other than for “good reason,” or is terminated for “cause” (as such terms are defined in Ms. Bemont’s severance agreement, as further described below).

Ms. Bemont will become a party to a Change of Control and Severance Agreement (the “Severance Agreement”) on substantially the terms set forth on the Company’s previously approved form, but with such changes to reflect her entitlement to the severance payments and benefits on the terms described below:

If Ms. Bemont’s employment is terminated without “cause” (and other than for death or “disability”) or she terminates her employment for “good reason” in each case within the period beginning on three months prior to and ending 12 months following a “change of control” (as such terms are defined in the Severance Agreement) (such period, the “change of control period”), then Ms. Bemont will be eligible to receive the following payments and benefits, subject to her timely execution and non-revocation of a release of claims:

•	A lump sum payment in an amount equal to 150% of Ms. Bemont’s annual base salary;

•	A lump sum payment in an amount equal to a pro-rated amount of Ms. Bemont’s annual target bonus (offset by any portion of the annual bonus attributable to such year that has become payable to her as of the termination date);

•	Reimbursement of COBRA premiums through the earliest of (i) the 18-month anniversary of the date of the termination of employment, (ii) the date on which Ms. Bemont or her eligible dependents become covered under similar plans, or (iii) the date on which Ms. Bemont or her eligible dependents, as applicable, cease to be eligible under COBRA; provided, however, that if the Company determines that it cannot make these COBRA reimbursements without potentially violating applicable law, Ms. Bemont will receive a lump sum payment equal to the cost of her group health coverage in effect on the date her termination of employment, multiplied by 18; and

•	100% acceleration of vesting of any then-unvested shares subject to then-outstanding equity awards and, for any outstanding equity awards with performance-based vesting requirements, the performance metrics will be deemed achieved at the greater of actual performance or 100% of target levels.

If Ms. Bemont’s employment is terminated without cause (and other than for death or “disability”) or if Ms. Bemont terminates her employment for good reason and such termination occurs outside of the change of control period, then Ms. Bemont will be eligible to receive the following payments and benefits, subject to her timely execution and non-revocation of a release of claims:

•	A lump sum payment in an amount equal to 100% of her annual base salary;

•	A lump sum payment equal to her pro-rated target bonus for the year of termination (offset by any portion of the annual bonus attributable to such year that has become payable to her as of the termination date);

•	Reimbursement of COBRA premiums through the earliest of (i) the 12-month anniversary of the date of the termination of employment, (ii) the date on which Ms. Bemont or her eligible dependents become covered under similar plans, or (iii) the date on which Ms. Bemont or her eligible dependents, as applicable, cease to be eligible under COBRA; provided, however, that if the Company determines that it cannot make these COBRA reimbursements without potentially violating applicable law, Ms. Bemont will receive a lump sum payment equal to the cost of her group health coverage in effect on the date of her termination of employment, multiplied by 12; and

•	50% acceleration of vesting of any then-unvested shares subject to then outstanding time-based Company equity awards.

The foregoing description of Ms. Bemont’s compensation, terms and conditions of her employment and treatment of Ms. Bemont upon certain terminations of employment is qualified in its entirety by the full text of the Offer Letter, which will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the most recently completed fiscal year to be filed with the Securities and Exchange Commission, and the amended Severance Agreement, the form of which will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the most recently completed fiscal year to be filed with the Securities and Exchange Commission, both of which are incorporated herein by reference.

In addition, Ms. Bemont will enter into the Company’s standard form of indemnification agreement, a copy of which has been filed as Exhibit 10.21 to the Company’s Registration Statement on Form F-1 filed with the Securities and Exchange Commission on June 28, 2016 and which is incorporated herein by reference.

There is no arrangement or understanding between Ms. Bemont and any other persons pursuant to which Ms. Bemont was elected as CEO or appointed as a director.  There are no family relationships between Ms. Bemont and any director or executive officer of the Company, and she has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01	Regulation FD Disclosure.

On January 9, 2020, the Company issued a press release announcing the appointment of Ann-Christel Graham as Chief Revenue Officer, effective January 8, 2020, and Jamie Kiser as Chief Customer Officer, effective January 8, 2020. A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated into this Item 7.01 by reference.

The information furnished in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description
99.1	Press Release, dated January 9, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements generally relate to future events or our future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions. Forward-looking statements in this Current Report on Form 8-K include, but are not limited to, our preliminary financial results for the 2019 fourth quarter, which are subject to finalization and contingencies associated with our quarterly financial and accounting procedures, our expectations regarding our ability to continue to bolster our market position and our prospects for future growth. Our expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to inherent risks, uncertainties and changes in circumstance that are difficult or impossible to predict. Consequently, you should not rely on these forward-looking statements. Actual outcomes and results may differ materially from those expressed or implied by these forward-looking statements as a result of such uncertainties, risks, and changes in circumstances, including, without limitation, risks and uncertainties related to our ability to continue to deliver and improve our products and successfully develop new products; customer acceptance and purchase of our existing products and new products, including conversion of leads to sales; our ability to successfully transition to the cloud; the impact of the transition to cloud on our professional services revenue; our ability to retain and increase sales to existing customers and generate new customers; market demand for data integration solutions, particularly our cloud and on-premise big data integration solutions; interruptions or performance problems associated with our technology and infrastructure; competition from other products and services; the sufficiency of our cash and cash equivalents, to meet our cash needs; the unpredictability and length of our sales cycle; our ability to deliver high-quality customer support; any security incidents or breaches or perceptions of security incidents or breaches; our ability to hire, train, and retain highly skilled and qualified employees, including senior-level managers, engineers, and our ability to expand and train our sales force; the performance of our channel partners; our success in sustaining and expanding our international business; our ability to generate significant volumes of sales leads from digital marketing efforts; the seasonality of our business; our ability to protect our intellectual property, including trade secrets and copyrights; costs resulting from any claim of infringement or other violations by us of another party’s intellectual property rights; our ability to comply with government laws and regulations; natural and man-made disasters; and general market, political, economic and business conditions, including the fluctuation of foreign currency exchange rates and softening economic and uncertain geopolitical conditions in Europe.

The forward-looking statements contained in this Current Report on Form 8-K are also subject to other risks and uncertainties, and the foregoing list of factors is not exclusive. Additional risks and uncertainties that could affect our financial and operating results are included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operation” and elsewhere in our most recent filings with the Securities and Exchange Commission, including our most recent annual report on Form 10-K filed with the SEC on February 28, 2019 and our most recent quarterly report on Form 10-Q filed with the SEC on November 8, 2019. Our SEC filings are available on the Investors section of Talend’s website at http://investor.talend.com and the SEC’s website at www.sec.gov. The forward-looking statements in this Current Report on Form 8-K are based on information available to us as of the date hereof, and we disclaim any obligation to update any forward-looking statements provided to reflect any change in our expectations or any change in events, conditions, or circumstances on which any such statement is based, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Talend S.A.

	By:	/s/ Adam Meister
Adam Meister
Chief Financial Officer

Date: January 9, 2020